                                                                                                                Exhibit (d)

SUBSCRIPTION CERTIFICATE NUMBER:                                                                     NUMBER OF RIGHTS:

                                                    SUBSCRIPTION CERTIFICATE
                                                   HARRIS & HARRIS GROUP, INC.
                                          SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK

         This Subscription Certificate represents the number of Rights set forth in the upper right hand corner of this Form.
The Holder is entitled to acquire one (1) Share of the Common Stock of Harris & Harris Group, Inc. (the "Company") for each one
(1) Right held.

         To subscribe for Shares of Common Stock, the Holder must present to the Subscription Agent, prior to 5:00 p.m., New
York City time, on the Expiration Date (unless the Offer is extended as described in the Prospectus) either (i) a notice of guaranteed delivery attached hereto, guaranteeing delivery of (a) payment for the subscription Shares (under both Primary
Subscription and the Over-Subscription Privilege) and (b) a properly completed and executed copy of this Subscription
Certificate; or (ii) a properly completed and executed copy of this Subscription Certificate, together with a wire transfer (in same day funds), a money order or a certified check drawn on a bank located in the United States of America and payable to The
Bank of New York for an amount equal to the number of Shares subscribed for multiplied by $2.25. Subscribers will be subsequently notified as to the number of Shares subscribed (under both Primary Subscription and the Over-Subscription
Privilege) and the total amount owed based on the Subscription Price. See page [6] of the Prospectus. Payment required from a
Holder must be received by the Subscription Agent on the Expiration Date, or if the Holder has elected to make payment by means of a notice of guaranteed delivery, payment will be due three (3) business days after the Expiration Date. A Holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or direct payment by wire transfer, certified check or money order.

         If a Holder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Company reserves the right to (i) find other purchasers for the subscribed-for and unpaid-for
Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; (iii) sell all or a portion of the Shares purchased by the Holder, in the open market, and apply the proceeds to the amounts owed; and/or (iv)
exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

REGISTERED OWNER                                                HARRIS & HARRIS GROUP, INC.

                                                                THE BANK OF NEW YORK as Subscription Agent

                                                                 TO: The Bank of New York
                                                                     Subscription Agent
                                                                     Tender and Exchange Department
                                                                     P.O. Box 11246
                                                                     Church Street Station
                                                                     New York, New York 10280-1248

                                                                THIS CERTIFICATE MAY BE TRANSFERRED

         THIS RIGHTS OFFERING HAS BEEN QUALIFIED OR IS BELIEVED TO BE EXEMPT FROM QUALIFICATION ONLY UNDER THE FEDERAL LAWS OF
THE UNITED STATES AND THE LAWS OF EACH OF THE STATES IN THE UNITED STATES. RESIDENTS OF OTHER JURISDICTIONS MAY NOT PURCHASE THE
SHARES OF COMMON STOCK OFFERED HEREBY UNLESS THEY CERTIFY THAT THEIR PURCHASES OF SUCH SHARES ARE EFFECTED IN ACCORDANCE WITH
THE APPLICABLE LAWS OF SUCH JURISDICTIONS.




         THE REGISTERED OWNER OF THIS SUBSCRIPTION CERTIFICATE IS ENTITLED TO THE NUMBER OF RIGHTS SHOWN IN THE UPPER RIGHT HAND
CORNER OF THE OTHER SIDE OF THIS FORM AND TO SUBSCRIBE FOR ADDITIONAL SHARES OF COMMON STOCK OF HARRIS & HARRIS GROUP, INC. UPON
THE TERMS AND CONDITIONS SPECIFIED IN THE PROSPECTUS RELATING THERETO, WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND IS ALSO
AFFORDED THE OVER-SUBSCRIPTION PRIVILEGE DESCRIBED IN THE PROSPECTUS.

PLEASE FILL IN ALL APPLICABLE INFORMATION:



|----------------------------------------------------------    ---------------------------------------------------------------
|1.    A) Number of Shares Subscripted for in Primary     |    | I hereby irrevocably subscribe for the number of Shares     |
|        Subscription (not to exceed the ratio of one (1) |    | indicated above upon the terms and conditions specified in  |
|        Share for every one (1) Right held):             |    | the Prospectus relating hereto. Receipt of the Prospectus   |
|                                                         |    | is hereby acknowledged.                                     |
|      B) Number of Shares subscribed for under the       |    |                                                             |
|        Over-Subscription Privilege:                     |    | Signature of Subscriber:                                    |
|                                                         |    |                                                             |
|                                                         |    | (Joint owners should each sign. If signing as executor,     |
|      C) Total of (A) and (B) above                      |    | administrator, attorney, trustee, or guardian, give title   |
|                                                         |    | as such. If a corporation, sign in full corporate name by   |
|                                                         |    | authorized officer. If a partnership, sign in the name of   |
|                                                         |    | authorized person.)                                         |
|                                                         |    |                                                             |
-----------------------------------------------------------    ---------------------------------------------------------------



------------------------------------------------------------   ---------------------------------------------------------------
|2.    Method of Payment: Check (A) or (B):                |   | TO BE EXECUTED ONLY BY                                      |
|                                                          |   |       NON-UNITED STATES RESIDENTS:                          |
|      A) Notice of Guaranteed Delivery of Payment         |   |                                                             |
|                                                          |   | I hereby certify that the foregoing purchase of Common      |
|      or                                                  |   | Stock has been effected in accordance with the applicable   |
|                                                          |   | laws of the jurisdiction in which I reside.                 |
|      B) Multiply number of Shares on Line 1(C) by        |   |                                                             |
|            $2.25 (and enclose money order or check in    |   | Dated:                                                      |
|            this amount payable to "The Bank of New York")|   |                                                             |
|                                                          |   |                                                             |
------------------------------------------------------------   ---------------------------------------------------------------



                        BENEFICIAL OWNER LISTING CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of common stock, par value $.01 per share ("Common Stock"), of HARRIS & HARRIS GROUP, INC. (the "Company") pursuant to the Rights Offering (the "Offer") described and provided for in the Company's Prospectus dated [ ], 2002 (the "Prospectus"), hereby certifies to the Company and to The Bank of New York, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.

              Number of
              Record                Number of Rights          Number of Rights
              Date                  Exercised Pursuant to     Exercised Pursuant to
              Shares                Primary Subscription      Over-Subscription Privilege
              Owned

1.____________________________      _____________________     ___________________________

2.____________________________      _____________________     ___________________________

3.____________________________      _____________________     ___________________________

4.____________________________      _____________________     ___________________________

5.____________________________      _____________________     ___________________________

6.____________________________      _____________________     ___________________________

7.____________________________      _____________________     ___________________________

8.____________________________      _____________________     ___________________________

9.____________________________      _____________________     ___________________________

10.___________________________      _____________________     ___________________________

Name of Nominee Holder
By:____________________________
Name:__________________________
Title:_________________________
Dated:____________________, 2002

Provide the following information, if applicable:


________________________________   Name of Broker:__________________________
      Depositary Trust
      Corporation ("DTC")
      Participant Number


________________________________   Address:_________________________________
    DTC Primary Subscription
     Confirmation Number(s)




              NOTICE OF GUARANTEED DELIVERY FOR SHARES OF CAPITAL
                     STOCK OF HARRIS & HARRIS GROUP, INC.
              SUBSCRIBED FOR PURSUANT TO THE PRIMARY SUBSCRIPTION
                      AND THE OVER-SUBSCRIPTION PRIVILEGE

                  HARRIS & HARRIS GROUP, INC. RIGHTS OFFERING

         As set forth in the Company's Prospectus dated [ ], 2002 under "The Offer - Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all shares of the Company's common stock subscribed for by exercise of rights pursuant to the primary subscription and the over-subscription privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to The Bank of New York, the subscription agent, and must be received prior to 5:00 p.m. New York City time on [ ], 2002.* The terms and conditions of the rights offering set forth in the Prospectus are incorporated by reference herein. Capitalized terms not defined here have the meanings attributed to them in the Prospectus.

                                        The Subscription Agent is:
                                           THE BANK OF NEW YORK
                                  Telephone Assistance: 1 (800) 507-9357
By Mail:                                By Hand:                                By Overnight Delivery:
The Bank of New York                    The Bank of New York                    The Bank of New York
Tender & Exchange Dept.                 Tender & Exchange Dept.                 Tender & Exchange Dept.
P.O. Box 11248                          3rd Floor                               5th Floor
Church Street Station                   One Wall Street                         385 Rifle Camp Road
New York, NY 10286-1248                 New York, NY 10286                      West Paterson, NJ 07424

                                     For Notice of Guaranteed Delivery
                                         By Facsimile Transmission: (973) 247-4077
                                 To Confirm Facsimile Transmission Only: (973) 247-4075

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

         The Nasdaq National Market member firm or bank or trust company which completes this form must communicate the guarantee and the number of shares subscribed for under both the primary subscription and the over-subscription privilege to The Bank of New York and must deliver this Notice of Guaranteed Delivery guaranteeing delivery of (i) payment in full for all subscribed shares and (ii) a properly completed and executed Subscription Certificate to The Bank of New York prior to 5:00 p.m., New York City time, on [ ], 2002. The Subscription Certificate and full payment must then be delivered by the close of business on [ ], 2002* to the Bank of New York. Failure to do so will result in a forfeiture of the rights.

 _______
*Unless extended by the Company

                         (Continued on the other side)


                                  GUARANTEE

         The undersigned, a member firm of the Nasdaq National Market or a bank or trust company guarantees delivery to The Bank of New York by the close of business (5:00 p.m., New York City time) on [ ], 2002 (unless extended) of
(i) a properly completed and executed Subscription Certificate and (ii) payment of the full estimated subscription price for shares subscribed for on primary subscription and pursuant to the over-subscription privilege, if applicable, as subscription for such shares is indicated herein or in the Subscription Certificate.

Number of primary subscription shares of which you are guaranteeing delivery of rights and payment:

 ____________________________________________________________________________


Number of over-subscription shares of which you are guaranteeing delivery of payment:

 ____________________________________________________________________________



Number of rights to be delivered:


 ____________________________________________________________________________


Total subscription price payment to be delivered:


 ____________________________________________________________________________


Method of delivery of rights (circle one)

     A. through The Depository Trust Company ("DTC")
     B. direct to The Bank of New York

         Please note that if you are guaranteeing for over-subscription shares, and are a DTC participant, you must also execute and forward to The Bank of New York, a DTC Participant Over-Subscription Certificate.

_________________________________________          ___________________________
Name of Firm                                       Authorized Signature


_________________________________________          ___________________________
Address                                            Title


_________________________________________          ___________________________
Zip Code                                           Name (Please Type or Print)

_________________________________________
Name of Registered Holder (If Applicable)

_________________________________________          ___________________________
Telephone Number                                   Date

__________
** If the rights are to be delivered through DTC, a representative of The Bank of New York will phone you with a protect identification number, which needs to be communicated by you to DTC.



           DTC PARTICIPANT OVER-SUBSCRIPTION CERTIFICATE

         THIS FORM IS TO BE USED ONLY BY THE DEPOSITORY TRUST COMPANY PARTICIPANTS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATE.
                         ____________________________

         THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN HARRIS & HARRIS GROUP, INC.'S PROSPECTUS DATED [ ], 2002 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT AND THE SUBSCRIPTION AGENT.

                         ____________________________

         VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL OR WITH A PROPERLY COMPLETED NOTICE OF GUARANTEED DELIVERY BY 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2002, UNLESS EXTENDED.

                         ____________________________

         1. The undersigned hereby certifies to Harris & Harris Group, Inc. (the "Company") and The Bank of New York that it is a participant in The Depository Trust Company ("DTC") and that it has either:

         (a) exercised all of its rights under the primary subscription and delivered these exercised rights to The Bank of New York by way of transfer to its DTC account or

         (b) delivered to The Bank of New York a Notice of Guaranteed Delivery relating to the exercise of primary subscription rights and will deliver these rights to The Bank of New York by way of transfer to its DTC account.

         2. The undersigned hereby certifies to the Company and The Bank of New York that it owned shares of capital stock on [ ], 2002, the ("Record Date").

         3. The undersigned hereby exercises the over-subscription privilege to purchase available shares of capital stock and certifies to the Company and The Bank of New York that it is exercising the over-subscription privilege on behalf of the account or accounts of persons (which may include the undersigned) that have exercised all primary subscription rights.

         4. The undersigned certifies that:

         (a) The Bank of New York must receive payment of the subscription price of $2.25 for each share of capital stock subscribed for under the over-subscription privilege before 5:00 p.m., New York City time, on [ ], 2002 (unless extended) or

         (b) if a Notice of Guaranteed Delivery is used, payment in full must be made by the close of business (5:00 p.m., New York City time) on [ ], 2002.


                           (CONTINUED ON OTHER SIDE)

 ____________________________________________________________________________
                   Primary Subscription Confirmation Number

 ____________________________________________________________________________
                            DTC Participant Number

 ____________________________________________________________________________
                            Name of DTC Participant

Registration into which shares of capital stock, interest and/or refund checks should be issued:

Name: _______________________________________________________________________

       ______________________________________________________________________


Address: ____________________________________________________________________


Certified TIN: ______________________________________________________________


By __________________________________________________________________________

Name:
Title:

Contact Name: _______________________________________________________________


Phone Number: _______________________________________________________________


Date:_________________, 2002

PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE RECORD DATE POSITION OF RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED AND THE NUMBER OF OVER-SUBSCRIPTION SHARES REQUESTED BY EACH OWNER.